VANGUARD
ASSET ALLOCATION
FUND

Annual Report - September 30, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

     We recognize that it is our crew members--some 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

     But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

     They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]

JOHN J. BRENNAN
President

JOHN C. BOGLE
Chairman
---------------------------------------------------
CONTENTS
---------------------------------------------------

A MESSAGE TO OUR SHAREHOLDERS       1
THE MARKETS IN PERSPECTIVE          4
REPORT FROM THE ADVISER             6
PORTFOLIO PROFILE                   8
PERFORMANCE SUMMARY                11
FINANCIAL STATEMENTS               12
REPORT OF INDEPENDENT ACCOUNTANTS  23

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,


       During Vanguard Asset Allocation Fund's fiscal year ended September 30, 1997, the U.S. stock market extended its relentless run and the bond market turned in a solid performance. The Fund was weighted toward stocks for most of the period and thus provided a remarkable return of +29.4%.

       As you know, the Fund may hold three classes of financial assets in its allocation strategy: common stocks (as represented by the Standard & Poor's 500 Composite Stock Price Index), long-term U.S. Treasury bonds, and cash reserves. A portfolio equally weighted in each class would have provided a total return (capital change plus reinvested dividends) of +19.6% in fiscal 1997. The table at right compares our twelve-month return with those of the average asset allocation fund, a benchmark composite index, and the three asset classes.

       The Fund's total return is based on net asset values of $18.27 per share on September 30, 1996, and $21.53 per share on September 30, 1997, adjusted for the reinvestment of dividends totaling $0.72 per share from net investment income and a distribution of $1.05 per share from net realized capital gains.

----------------------------------------------------------
                                          TOTAL RETURNS
                                        FISCAL YEAR ENDED
                                        SEPTEMBER 30, 1997
----------------------------------------------------------
Vanguard Asset Allocation Fund                +29.4%
----------------------------------------------------------
Average Asset Allocation Fund                 +23.8%
----------------------------------------------------------
Composite Index*                              +30.4%
----------------------------------------------------------
S&P 500 Index                                 +40.4%
Lehman Brothers Long U.S. Treasury
  Bond Index                                  +13.2
Salomon Brothers Three-Month
  U.S. Treasury Bill Index                    + 5.2
----------------------------------------------------------

*65% S&P 500 Index and 35% Lehman Long U.S.
 Treasury Index.


FISCAL 1997 PERFORMANCE OVERVIEW

For the third year in a row, the U.S. stock market shot higher in the twelve months ended September 30, earning a return of +40.4% (including dividends) for the year. Economic conditions remained ideal for equity investors, as business activity rose smartly and corporate profits soared without engendering increases in inflation or long-term interest rates.

       Long-term Treasury bonds provided a return of +13.2% (including interest) for the year--a satisfactory gain indeed. The yield on the benchmark 30-year U.S. Treasury bond declined by 0.49 percentage point to 6.43%. Short-term yields remained fairly flat, closing at 5.11% for the three-month U.S. Treasury bill. This splendid combination of business conditions, earnings, and interest rates elevated the already-high spirits of investors, and by fiscal year-end stock prices were at or near historic highs in relation to such fundamentals as dividends, earnings, and book values.

       Our Fund's concentration on large-capitalization stocks for its equity position was a distinct advantage during the twelve months, since the blue chip stocks that dominate the S&P 500 Index outperformed the stocks of small- and medium-sized companies. The Fund's use of long-term U.S. Treasury bonds was also beneficial, as the long end of the bond maturity spectrum gained the most from the decline in interest rates.

       Our investment adviser, Mellon Capital Management, made several changes in the Fund's allocation of assets during the fiscal year, setting the stock allocation as high as 70% (during December, January, and February) and as low as 50%, where it stood when the year ended. Our +29.4% return for the fiscal year modestly lagged the +30.4% return we would have earned had we maintained a weighting of 65% stocks and 35% bonds--the composition of our benchmark index--throughout the year. Further details on allocation shifts made during the year are provided in the adviser's report, which starts on page 6.

       The Fund's return easily outstripped the +23.8% average return of its asset allocation competitors. While our peers vary widely in investment policies, on average their portfolios are invested 59% in stocks, 28% in bonds, and 13% in cash reserves. This composition is quite similar to ours in concept, but quite different in execution. We hold no cash reserves, and that difference--along with our commitment to large stocks--accounted for most of our large margin of advantage.

       We also benefited, as usual, from our low expense ratio of 0.49% (annual expenses as a percentage of average net assets). According to Lipper Analytical Services, our average peer has an expense ratio of 1.44%, conceding to us an edge of almost 1% in annual returns. It is a generous concession indeed.

LONG-TERM PERFORMANCE OVERVIEW

The table below presents our results over a longer and, we believe, more meaningful period of nearly nine years--the entire operating history of the Fund. Since the inception of the Fund in November 1988, our advantage over the average asset allocation fund amounts to a significant sum. An initial $10,000 investment in the Fund would have grown to $36,621 during the period, earning our shareholders $8,250 more than the $28,371 earned by the average fund in our peer group. The difference in returns is equal to an astonishing 82.5% of the initial investment.

---------------------------------------------------------------------------
                                                   TOTAL RETURNS
                                           NOV. 3, 1988, TO SEPT. 30, 1997
                                         ----------------------------------
                                          AVERAGE         FINAL VALUE OF
                                          ANNUAL            A $10,000
                                           RATE         INITIAL INVESTMENT
---------------------------------------------------------------------------
Vanguard Asset Allocation Fund             +15.7%           $36,621
---------------------------------------------------------------------------
Average Asset Allocation Fund              +12.4%           $28,371
---------------------------------------------------------------------------
Composite Index*                           +15.9%           $37,352
---------------------------------------------------------------------------

*65% S&P 500 Index and 35% Lehman Long U.S. Treasury
 Index.

       During its lifetime, Vanguard Asset Allocation Fund has earned a remarkable return of +15.7% annually. That span has coincided with a good portion of the greatest bull market in history, and we caution that it is highly unlikely that absolute returns from the financial markets will be so generous in years to come. Our relative advantage of 3.3 percentage points per year may come under pressure, too, but given our significant cost advantage, we are optimistic that we can maintain a solid edge.

       Our confidence is buttressed by the soundness of our disciplined investment approach. Our key strategies are: (1) using computer-modeled forecasts, not intuition, to estimate future returns on the three asset classes;
(2) changing our stock/bond ratio relatively infrequently in gradual, not sudden, steps; and (3) relying on our asset allocation process to add value, rather than trying to pick the best securities within each asset class. We use the S&P 500 Index for our equity holdings instead of selecting individual stocks, and we use long-term Treasury bonds rather than trying to select bonds with the "best" maturities or the "right" credit-quality characteristics.

IN SUMMARY

The spectacular bull market in U.S. stocks and bonds has lasted a decade and a half. Whereas investors have every reason to be thankful for the market's bounty, they also have reason to be mindful of the accompanying risks. Today, with bond yields far lower than 15 years ago and with stock market valuations at high levels, the ever-present risks of investing are especially evident.

       That said, the greatest risk associated with investing is not investing in the first place. We believe a sound method for dealing with risk is to construct a balanced investment program suited to your objectives, financial situation, tolerance for risk, and time horizon--a belief that is the foundation of Vanguard Asset Allocation Fund. If you have such a program in place, you are prepared to "stay the course" toward your investment goals.


/s/ JOHN C. BOGLE                                          /s/ JOHN J. BRENNAN

John C. Bogle                                              John J. Brennan
Chairman of the Board                                      President

October 16, 1997

THE MARKETS IN PERSPECTIVE
Year Ended September 30, 1997


U.S. EQUITY MARKETS

For stock investors, the fiscal year ended September 30, 1997, was nothing short of spectacular. Indeed, it was a very good year for almost all types of investors: Virtually across the board, returns in the equity and bond markets ranged from quite strong to exceptional, relative to historical averages. These results can be attributed to three factors: continued solid economic growth; harnessed inflation, remaining at levels not experienced since the 1960s; and growth in corporate profits that was not only impressive but exceeded expectations. The most surprising aspect of this remarkable period is that the rate of inflation actually continued to decline despite robust growth and a very low level of unemployment. According to traditional economic theory, inflation should instead have accelerated at this point in the economic cycle. The most widely accepted explanation for this paradox involves substantial productivity gains that are not apparent from the measures in use today. Reports indicate that even the Federal Reserve Board is otherwise at a loss to explain the current "economic nirvana."

       Large-capitalization U.S. common stocks performed extraordinarily well during the past year, as illustrated by the 40.4% gain of the Standard & Poor's 500 Composite Stock Price Index. This advance ranks among the top 5% for all 12-month periods in the last 20 years. Among the best-performing sectors were technology and financial services, with increases of 67.5% and 54.1%, respectively. The surge in technology reflects robust corporate spending on this industry's products, particularly desktop computers, networking equipment, and software. Despite posting an aggregate gain of 24.4%, consumer discretionary stocks could be considered laggards. (Clearly, the market has shown amazing gains when a 24% advance over a one-year period can be viewed as inadequate.)

------------------------------------------------------------------------
                                           AVERAGE ANNUALIZED RETURNS
                                        PERIODS ENDED SEPTEMBER 30, 1997
                                       ---------------------------------
                                          1 YEAR    3 YEARS   5 YEARS
------------------------------------------------------------------------
EQUITY
  S&P 500 Index                            40.4%     29.9%     20.8%
  Russell 2000 Index                       33.2      23.0      20.5
  MSCI EAFE Index                          12.5       9.1      12.7
------------------------------------------------------------------------
FIXED-INCOME
  Lehman Aggregate Bond Index               9.7%      9.5%      6.9%
  Lehman 10-Year Municipal Bond Index       9.5       8.7       7.4
  Salomon Brothers Three-Month
    U.S. Treasury Bill Index                5.2       5.4       4.6
------------------------------------------------------------------------
OTHER
  Consumer Price Index                      2.2%      2.6%      2.7%
------------------------------------------------------------------------

           The performance of small-company stocks, while they failed to match the outsized advance of the S&P 500 Index, was more than respectable during this period--the Russell 2000 Index gained 33.2%. The difference in return between large and small companies is partly the result of the superior earnings growth achieved by larger companies during the past 24 months. In addition, large companies generated better-than-expected earnings 60% of the time over the past year, compared to only 40% for small firms. Within sectors, the most dramatic difference between large and small companies appeared in technology issues. In the Russell 2000 Index, technology stocks advanced "only" 26.0% in aggregate, over 40 percentage points less than their large-company counterparts.

U.S. FIXED-INCOME MARKETS

In the fixed-income markets, rates fell across the yield curve, rewarding investors with higher total returns. For example, the rates on 1-, 5-, 10-, and 30-year U.S. Treasury issues fell 0.25%, 0.47%, 0.58%, and 0.49%, respectively, from September 30, 1996, to September 30, 1997. These declines reflect the continued good news regarding inflation and the relative dormancy of the Federal Reserve. The benefit of the drop in rates can be seen in the 9.7% return of the Lehman Brothers Aggregate Bond Index, the broadest measure of investment-grade issues. Investors in lower-quality securities fared even better, as illustrated by the 14.5% gain of the Lehman High Yield Bond Index. The strength of the economy combined with the lack of inflationary pressure produced an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Investments in non-U.S. common stocks did not match the gains in domestic equities, with the Morgan Stanley Capital International Europe, Australasia, Far East Index advancing 12.5% in dollars. This Index's relatively modest performance masks the fact that the European markets were very strong during the past year, gaining 48.1% in local currency terms and 35.4% in dollars, while many of the Pacific Basin markets were weak, down 5.4% in local currency and 13.1% in dollars. The Japanese market declined 15.7% in dollars and 8.6% in yen terms. Despite the competitive benefits of a weak currency, Japan continued to struggle with a weak domestic economy and an oversupply of equities. Smaller Asian markets, such as Malaysia (losing 28.5% in local terms and 44.7% in dollars), suffered from a variety of challenges, chiefly overvalued currencies and high interest rates.

REPORT FROM THE ADVISER

       Vanguard Asset Allocation Fund had a total return (price change plus reinvested dividends) of 29.4% for the fiscal year ended September 30, 1997. By comparison, the Standard & Poor's 500 Composite Stock Price Index returned 40.4% during the period, while the Lehman Long U.S. Treasury Index earned 13.2%.

       Early in the fiscal year, a variety of data indicated that economic growth was cooling off. With the economy slowing, inflation remaining in check, and monetary policy on hold, both the stock and bond markets prospered during October and November, the first two months of the fiscal year. However, investor confidence was shaken early in December when Federal Reserve Board Chairman Alan Greenspan suggested that there was "irrational exuberance" in the financial markets. Consequently, both markets pulled back a bit in late December.

       The equity market jumped by 7% in January and February, only to fall by 4% in March. Bond yields rose in response to investors' increased fears of inflation and in anticipation of tighter monetary policy by the Federal Reserve. Finally, on March 25, the Federal Reserve tightened monetary policy by pushing up short-term interest rates in a "preemptive strike" against inflation.

       During the third fiscal quarter, which ended June 30, the stock and bond markets reacted enthusiastically as economic statistics indicated that the pace of economic activity was slowing. Fears of imminent inflation pressures and of tighter monetary policy were decidedly reduced. As the quarter closed, the markets were buoyed by low inflation, low unemployment, and continued high corporate earnings.

       The financial markets' solid performance during the final quarter of fiscal 1997 occurred amid the highest level of stock market volatility in the past five years. The financial markets have been concerned that tight labor markets will soon bring faster wage growth, which in turn would inevitably lead to higher prices. The sustainability of the current pace of economic growth also has been questioned.

       However, economic statistics released during the July-September quarter revealed little evidence of an overheating economy, greater price inflation, or an acceleration in wage increases. Restated third fiscal-quarter figures show that productivity gains continue to outpace real wages, with nonfarm productivity growing at an annual rate of 2.7%--the biggest advance since the final quarter of 1993. After weighing all the evidence, policymakers chose to leave both the overnight and discount rates unchanged at the Federal Reserve Board's Open Market Committee meeting on September 30.

       After increasing its bond allocation in September 1996, Vanguard Asset Allocation Fund remained at the resulting mix of 60% stocks/40% bonds through October and November 1996. As the bond market rallied during October and November, yields fell correspondingly. Given these reduced yields, the asset allocation model began to signal a reallocation from bonds to equities. Hence, the

Fund's asset mix was changed to an allocation of 70% stocks/30% bonds in early December. The model continued to recommend this mix into the early months of calendar 1997.

       Despite an increase in the expected earnings of corporations, rising bond yields over the second fiscal quarter made the long-term return expected from bonds increasingly attractive relative to the return expected from equities. During March, the asset allocation model began to recommend selling a portion of the Fund's equities and purchasing bonds with the proceeds. By late March, the signal was strong enough to warrant a shift in the Fund's actual mix to 60% stocks/40% bonds, a step we took on March 26.

       Throughout the third fiscal quarter, the Fund remained at an asset mix of 60% stocks and 40% bonds. Over the course of the quarter, the spread between the expected return on stocks and the expected return on bonds fell, primarily as a result of the rise in the stock market.

       For much of June, the asset allocation model had been signaling a 10% shift out of equities into bonds. This signal was confirmed in early July, at the start of the final fiscal quarter, and on July 9 the Fund's asset allocation was shifted from the 60%/40% stock/bond mix to 50%/50%. Toward the end of September, the sharp rally in the bond market had lowered bond yields and raised the spread between the expected return on stocks and the expected return on bonds. Consequently, the asset allocation model ended the year again recommending a stock/bond allocation of 60%/40%. The Fund was awaiting confirmation of the signal as the fiscal year ended.

William L. Fouse, CFA
Mellon Capital Management Corporation

October 10, 1997


INVESTMENT PHILOSOPHY

The adviser believes that, although the financial markets are very efficient, imbalances can be identified in the relative pricing of stocks, bonds, and money market instruments. Implicit in this approach is a belief that such imbalances occur only periodically and do not persist for long periods. The adviser attempts to identify these windows of opportunity and to structure the portfolio to take advantage of them.

PORTFOLIO PROFILE
Asset Allocation Fund


This Profile provides a snapshot of the Fund's characteristics as of September 30, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 9 and 10.

TOTAL FUND CHARACTERISTICS
-----------------------------------
Turnover Rate                   10%
Expense Ratio                 0.49%
Cash Reserves                    0%


PORTFOLIO ASSET ALLOCATION
-----------------------------------
BONDS                           50%
STOCKS                          50%


TOTAL FUND VOLATILITY MEASURES
------------------------------------------
               ASSET ALLOCATION    S&P 500
------------------------------------------
R-Squared                  0.92       1.00
Beta                       0.75       1.00



TEN LARGEST STOCKS (% OF EQUITIES)
----------------------------------------------
General Electric Co.                      3.0%
Exxon Corp.                               2.2
Microsoft Corp.                           2.2
The Coca-Cola Co.                         2.1
Intel Corp.                               2.1
Merck & Co., Inc.                         1.6
Royal Dutch Petroleum Co. ADR             1.6
International Business Machines Corp.     1.4
Philip Morris Cos., Inc.                  1.4
Procter & Gamble Co.                      1.3
----------------------------------------------
Top Ten                                  18.9%
----------------------------------------------

Top Ten as % of Total Net Assets          8.0%


SECTOR DIVERSIFICATION (% OF COMMON STOCK)
-------------------------------------------------------------------------------------
                                  SEPTEMBER 30, 1996         SEPTEMBER 30, 1997
                                 ----------------------------------------------------
                                   ASSET ALLOCATION   ASSET ALLOCATION      S&P 500
                                 ----------------------------------------------------
Auto & Transportation.............        4.1%               3.6%             3.6%
Consumer Discretionary............        10.2               9.6              9.6
Consumer Staples..................        11.8              10.8             10.8
Financial Services................        15.3              17.0             16.8
Health Care.......................        10.6              10.7             10.7
Integrated Oils...................         7.9               7.8              7.8
Materials & Processing............         7.6               6.8              6.8
Other Energy......................         1.1               1.5              1.5
Producer Durables.................         5.1               4.6              4.6
Technology........................        10.5              13.1             13.2
Utilities.........................        10.6               9.1              9.2
Other.............................         5.2               5.4              5.4
------------------------------------------------------------------------------------

EQUITY CHARACTERISTICS
-------------------------------------------------
                       ASSET ALLOCATION   S&P 500
-------------------------------------------------
Number of Stocks                    503       500
Median Market Cap                $35.4B    $35.4B
Price/Earnings Ratio              21.9x     21.9x
Price/Book Ratio                   4.0x      4.0x
Dividend Yield                     1.6%      1.6%
Return on Equity                  20.3%     20.3%
Earnings Growth Rate              18.2%     18.2%
Foreign Holdings                   2.1%      2.1%


EQUITY INVESTMENT FOCUS
-------------------------------------------------


                  [GRAPHIC]

FIXED-INCOME CHARACTERISTICS
-------------------------------------------------
Number of Bonds                                33
Average Coupon                               8.4%
Average Duration                       10.9 years
Average Maturity                       22.1 years
Average Quality                               Aaa


FIXED-INCOME INVESTMENT FOCUS
-------------------------------------------------


                  [GRAPHIC]


AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing investments--after adjusting for cash held as collateral for futures contracts.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a portfolio, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

FOREIGN HOLDINGS. The percentage of assets represented by stocks or American Depository Receipts of companies based outside the United States.

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

PORTFOLIO ASSET ALLOCATION. This chart shows the proportions of a portfolio's holdings allocated to different types of assets.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS. The percentage of a portfolio's equity holdings invested in its ten largest stocks. (The average for stock mutual funds is about 30%). As this percentage rises, a portfolio's returns are likely to be more volatile, since its return is more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

PERFORMANCE SUMMARY
Asset Allocation Fund


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.

TOTAL INVESTMENT RETURNS: NOVEMBER 3, 1988-SEPTEMBER 30, 1997
-------------------------------------------------------------
                                        COMPOSITE
           ASSET ALLOCATION FUND          INDEX*
FISCAL     CAPITAL   INCOME    TOTAL      TOTAL
YEAR       RETURN    RETURN    RETURN     RETURN
--------------------------------------------------
1989       21.1%     2.8%      23.9%      27.8%
1990       -8.6      4.0       -4.6       -5.1
1991       20.9      6.4       27.3       27.5
1992        7.2      5.0       12.2       12.2
1993       10.7      4.7       15.4       15.5
1994       -5.2%     3.1%      -2.1%      -1.5%
1995       23.6      5.0       28.6       27.4
1996       11.1      4.2       15.3       13.9
1997       24.7      4.7       29.4       30.4
--------------------------------------------------

*65% S&P 500 Index, 35% Lehman Long U.S. Treasury Index.
See Financial Highlights table on page 20 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: NOVEMBER 3, 1988-SEPTEMBER 30, 1997

                               [GRAPHIC]

-----------------------------------------------------------------------------------------------
                                          AVERAGE ANNUAL TOTAL RETURNS
                                        PERIODS ENDED SEPTEMBER 30, 1997
                                        --------------------------------
                                                              SINCE           FINAL VALUE OF A
                                         1 YEAR    5 YEARS   INCEPTION       $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------
Asset Allocation Fund                     29.42%    16.74%    15.69%             $36,621
Average Asset Allocation Fund             23.82     13.63     12.42               28,371
Asset Allocation Composite Index*         30.42     16.57     15.95               37,352
S&P 500 Index                             40.45     20.77     18.06               43,883
-----------------------------------------------------------------------------------------------

*65% S&P 500 Index, 35% Lehman Long U.S. Treasury Index.



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997
---------------------------------------------------------------------------------------------
                                                                       SINCE INCEPTION
                               INCEPTION                     --------------------------------
                                 DATE     1 YEAR    5 YEARS   CAPITAL      INCOME      TOTAL
---------------------------------------------------------------------------------------------
Asset Allocation Fund           11/3/88   29.42%    16.74%    11.21%        4.48%      15.69%
---------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
September 30, 1997

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), with the Fund's S&P 500 Index common stocks listed in descending market value order. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

        At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------------------------
                                                                             MARKET
                                                                             VALUE*
ASSET ALLOCATION FUND                                 SHARES                  (000)
-----------------------------------------------------------------------------------
COMMON STOCK (42.5%)**
-----------------------------------------------------------------------------------
  General Electric Co.                             709,300              $    48,277
  Exxon Corp.                                      535,900                   34,331
- Microsoft Corp.                                  258,200                   34,163
  The Coca-Cola Co.                                537,300                   32,742
  Intel Corp.                                      353,400                   32,645
  Merck & Co., Inc.                                261,700                   26,154
  Royal Dutch Petroleum Co. ADR                    464,000                   25,752
  International Business Machines Corp.            215,600                   22,840
  Philip Morris Cos., Inc.                         525,000                   21,820
  Procter & Gamble Co.                             293,244                   20,252
  Wal-Mart Stores, Inc.                            490,900                   17,979
  Bristol-Myers Squibb Co.                         215,780                   17,856
  Pfizer, Inc.                                     280,000                   16,817
  Johnson & Johnson                                287,400                   16,561
  American International Group, Inc.               151,958                   15,680
  Hewlett-Packard Co.                              225,300                   15,672
  AT&T Corp.                                       352,484                   15,619
  E.I. du Pont de Nemours & Co.                    245,000                   15,083
  Eli Lilly & Co.                                  119,900                   14,440
  PepsiCo, Inc.                                    335,000                   13,588
  Bell Atlantic Corp.                              168,115                   13,523
  Citicorp                                         100,004                   13,394
  Mobil Corp.                                      169,800                   12,565
- Compaq Computer Corp.                            163,740                   12,240
  SBC Communications Inc.                          197,273                   12,108
  The Boeing Co.                                   216,886                   11,807
  Chevron Corp.                                    141,000                   11,729
  The Walt Disney Co.                              145,200                   11,707
  Ford Motor Co.                                   258,700                   11,706
  Lucent Technologies, Inc.                        139,074                   11,317
  BankAmerica Corp.                                154,102                   11,298
  Chase Manhattan Corp.                             93,461                   11,028
  Fannie Mae                                       229,000                   10,763
  Abbott Laboratories                              166,900                   10,671
  General Motors Corp.                             157,331                   10,531
- Cisco Systems, Inc.                              143,200                   10,463
  Gillette Co.                                     121,200                   10,461
  American Home Products Corp.                     140,500                   10,256
  Amoco Corp.                                      106,400                   10,254
  BellSouth Corp.                                  212,700                    9,837
  NationsBank Corp.                                156,434                    9,679
  Travelers Group Inc.                             138,396                    9,446
  GTE Corp.                                        207,000                    9,393
  Motorola, Inc.                                   128,200                    9,214
  Schlumberger Ltd.                                106,600                    8,974
  American Express Co.                             101,445                    8,306
  Minnesota Mining & Manufacturing Co.              89,700                    8,297
  Home Depot, Inc.                                 157,200                    8,194
  Schering-Plough Corp.                            158,200                    8,147
  Ameritech Corp.                                  119,100                    7,920
  Warner-Lambert Co.                                58,600                    7,907
- Oracle Corp.                                     211,500                    7,707
  Allstate Corp.                                    95,277                    7,658
  Unilever NV ADR                                   34,300                    7,293
  McDonald's Corp.                                 149,600                    7,125
  Texaco Inc.                                      114,400                    7,028
- Dell Computer Corp.                               72,400                    7,009
  Banc One Corp.                                   125,362                    6,997


-------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
                                                      SHARES                    (000)
-------------------------------------------------------------------------------------
  Morgan Stanley, Dean Witter, Discover and Co.      127,200              $     6,877
- WorldCom, Inc.                                     192,700                    6,805
  Time Warner, Inc.                                  121,700                    6,595
  First Union Corp.                                  123,496                    6,183
  Northern Telecom Ltd.                               56,900                    5,914
  Kimberly-Clark Corp.                               120,492                    5,897
  Atlantic Richfield Co.                              69,000                    5,895
  Xerox Corp.                                         69,448                    5,847
  Computer Associates International, Inc.             79,000                    5,673
  Emerson Electric Co.                                95,800                    5,520
  Texas Instruments, Inc.                             40,500                    5,473
  Chrysler Corp.                                     148,480                    5,466
  Freddie Mac                                        152,800                    5,386
  Sara Lee Corp.                                     103,900                    5,351
  Merrill Lynch & Co., Inc.                           71,800                    5,327
  Wells Fargo & Co.                                   19,281                    5,302
  US Bancorp                                          54,801                    5,288
  AlliedSignal Inc.                                  121,200                    5,151
  First Chicago NBD Corp.                             67,665                    5,092
  Monsanto Co.                                       127,600                    4,976
  Norwest Corp.                                       80,600                    4,937
  Campbell Soup Co.                                   99,200                    4,861
  Sears, Roebuck & Co.                                85,200                    4,851
  Medtronic, Inc.                                    102,200                    4,803
  Anheuser-Busch Cos., Inc.                          106,114                    4,788
  Eastman Kodak Co.                                   72,000                    4,675
  Sprint Corp.                                        92,200                    4,610
  Dow Chemical Co.                                    50,350                    4,566
  Lockheed Martin Corp.                               42,641                    4,547
  J.P. Morgan & Co., Inc.                             39,842                    4,527
  Caterpillar, Inc.                                   82,200                    4,434
  Colgate-Palmolive Co.                               63,000                    4,390
  Tyco International Ltd.                             52,600                    4,316
  MCI Communications Corp.                           147,100                    4,312
  United Technologies Corp.                           52,100                    4,220
  Columbia/HCA Healthcare Corp.                      143,445                    4,124
  U S WEST Communications Group                      104,430                    4,021
  Pharmacia & Upjohn, Inc.                           108,790                    3,971
  The Bank of New York Co., Inc.                      82,600                    3,965
  Kellogg Co.                                         90,400                    3,808
  Duke Energy Corp.                                   76,981                    3,806
  Westinghouse Electric Corp.                        140,200                    3,794
- AirTouch Communications, Inc.                      106,900                    3,788
- Sun Microsystems, Inc.                              80,400                    3,759
  Washington Mutual, Inc.                             53,894                    3,752
  Fleet Financial Group, Inc.                         56,377                    3,696
- Applied Materials, Inc.                             38,400                    3,658
- 3Com Corp.                                          71,200                    3,649
  H.J. Heinz Co.                                      79,000                    3,649
  First Data Corp.                                    95,800                    3,598
  PNC Bank Corp.                                      72,900                    3,558
  International Paper Co.                             64,200                    3,535
  General Re Corp.                                    17,400                    3,454
  ConAgra, Inc.                                       52,000                    3,432
  Waste Management Inc.                               97,800                    3,417
  Union Pacific Corp.                                 53,500                    3,350
  Southern Co.                                       148,400                    3,348
  NIKE, Inc. Class B                                  62,900                    3,334
  Gannett Co., Inc.                                   30,200                    3,260
  SunTrust Banks, Inc.                                47,700                    3,241
  Automatic Data Processing, Inc.                     63,800                    3,190
  Barnett Banks, Inc.                                 44,800                    3,170
  J.C. Penney Co., Inc.                               54,400                    3,169
  Burlington Northern Santa Fe Corp.                  32,732                    3,163
  CoreStates Financial Corp.                          47,509                    3,144
  Baxter International, Inc.                          59,900                    3,130
  KeyCorp                                             49,100                    3,124
- EMC Corp.                                           53,100                    3,100
  The Gap, Inc.                                       61,300                    3,069
  Aluminum Co. of America                             37,100                    3,042
  CIGNA Corp.                                         16,300                    3,036
  Mellon Bank Corp.                                   55,400                    3,033
- U S WEST Media Group                               133,730                    2,984
  Raytheon Co.                                        50,400                    2,980
  Deere & Co.                                         55,200                    2,967
  Rockwell International Corp.                        46,700                    2,939
  Archer-Daniels-Midland Co.                         122,644                    2,936
  National City Corp.                                 47,391                    2,917
  May Department Stores Co.                           53,400                    2,910
  Phillips Petroleum Co.                              56,300                    2,906
  MBNA Corp.                                          71,400                    2,892
  BankBoston Corp.                                    32,501                    2,874
  CPC International, Inc.                             30,900                    2,862
  Dayton-Hudson Corp.                                 47,509                    2,848
  Halliburton Co.                                     54,600                    2,839
  The Seagram Co. Ltd.                                80,200                    2,827
  Norfolk Southern Corp.                              26,800                    2,767
  Loews Corp.                                         24,500                    2,767
  Marsh & McLennan Cos., Inc.                         36,100                    2,766
  CSX Corp.                                           46,900                    2,744
- CUC International, Inc.                             88,150                    2,733
- Amgen, Inc.                                         56,600                    2,710
  American General Corp.                              52,195                    2,708
  Walgreen Co.                                       105,400                    2,701
  The Chubb Corp.                                     37,300                    2,651
  Pitney Bowes, Inc.                                  31,700                    2,637
  Aetna Inc.                                          32,306                    2,631
  Illinois Tool Works, Inc.                           52,400                    2,620
  Household International, Inc.                       22,903                    2,592
  Wachovia Corp.                                      35,600                    2,563
- Tele-Communications, Inc. Class A                  124,720                    2,549
  Enron Corp.                                         66,000                    2,541
  Weyerhaeuser Co.                                    42,400                    2,518
  AMP, Inc.                                           46,844                    2,509
- HFS Inc.                                            33,700                    2,509
  PPG Industries, Inc.                                39,800                    2,495
- Viacom Inc. Class B                                 76,200                    2,410
  Edison International                                93,700                    2,366
  General Mills, Inc.                                 34,000                    2,344
  Corning, Inc.                                       49,100                    2,320
  Unocal Corp.                                        53,139                    2,298
- Boston Scientific Corp.                             41,600                    2,296
  The Goodyear Tire & Rubber Co.                      33,300                    2,289
  USX-Marathon Group                                  61,400                    2,283
  Textron, Inc.                                       34,400                    2,236
- AMR Corp.                                           20,100                    2,225

-------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
ASSET ALLOCATION FUND                                 SHARES                    (000)
-------------------------------------------------------------------------------------
  Fifth Third Bancorp                                 33,900              $     2,212
- Toys R Us, Inc.                                     61,600                    2,187
  The Hartford Financial Services Group Inc.          25,000                    2,152
  State Street Corp.                                  34,900                    2,127
  Bankers Trust New York Corp.                        17,100                    2,095
  Mattel, Inc.                                        62,887                    2,083
  PG&E Corp.                                          88,900                    2,061
  Georgia-Pacific Corp.                               19,500                    2,035
  CVS Corp.                                           35,600                    2,025
  Charles Schwab Corp.                                56,250                    2,011
  FPL Group, Inc.                                     39,100                    2,004
  Ralston-Ralston Purina Group                        22,600                    2,000
  Barrick Gold Corp.                                  80,400                    1,990
- HEALTHSOUTH Corp.                                   74,000                    1,975
  Air Products & Chemicals, Inc.                      23,800                    1,974
  United Healthcare Corp.                             39,300                    1,965
- Tellabs, Inc.                                       38,100                    1,962
- Federal Express Corp.                               24,400                    1,952
  Marriott International                              27,400                    1,947
  Comcast Corp. Class A Special                       75,600                    1,937
  Comerica, Inc.                                      24,300                    1,918
- Federated Department Stores                         44,400                    1,915
- Seagate Technology                                  53,000                    1,915
  Albertson's, Inc.                                   53,900                    1,880
  Conseco Inc.                                        38,400                    1,874
  Wrigley, (Wm.) Jr. Co.                              24,800                    1,868
  Fort James Corp.                                    40,700                    1,865
  Hershey Foods Corp.                                 32,800                    1,853
  Texas Utilities Co.                                 51,341                    1,848
- Tenet Healthcare Corp.                              63,400                    1,847
  Aon Corp.                                           34,650                    1,832
  Honeywell, Inc.                                     27,200                    1,827
  American Electric Power Co., Inc.                   40,000                    1,820
  Occidental Petroleum Corp.                          69,200                    1,795
  Guidant Corp.                                       31,800                    1,781
  Hilton Hotels Corp.                                 52,700                    1,775
  Avon Products, Inc.                                 28,400                    1,761
  Tenneco, Inc.                                       36,500                    1,747
  Browning-Ferris Industries, Inc.                    45,500                    1,732
- Costco Cos., Inc.                                   45,556                    1,711
  Praxair, Inc.                                       33,400                    1,710
  Consolidated Edison Co. of New York, Inc.           50,200                    1,707
  Salomon, Inc.                                       22,600                    1,699
- ITT Corp.                                           25,000                    1,694
  Alcan Aluminium Ltd.                                48,450                    1,684
  SunAmerica Inc.                                     42,300                    1,658
  Dover Corp.                                         24,400                    1,656
- Bay Networks, Inc.                                  42,800                    1,653
  Progressive Corp. of Ohio                           15,400                    1,650
  Dresser Industries, Inc.                            38,300                    1,647
  Cardinal Health, Inc.                               23,000                    1,633
  The Clorox Co.                                      22,000                    1,631
- The Kroger Co.                                      53,800                    1,624
  Service Corp. International                         50,400                    1,622
  Pioneer Hi-Bred International, Inc.                 17,600                    1,602
  Masco Corp.                                         34,400                    1,576
  Delta Air Lines, Inc.                               16,700                    1,573
  Williams Cos., Inc.                                 33,600                    1,573
  Lincoln National Corp.                              22,300                    1,553
- Micron Technology, Inc.                             44,500                    1,544
  Newmont Mining Corp.                                33,946                    1,525
  Eaton Corp.                                         16,500                    1,524
  American Stores Co.                                 62,400                    1,521
  TRW, Inc.                                           27,500                    1,509
  Ingersoll-Rand Co.                                  34,950                    1,505
  Northrop Grumman Corp.                              12,300                    1,493
  Cognizant Corp.                                     36,400                    1,483
  The Quaker Oats Co.                                 29,100                    1,466
  St. Paul Cos., Inc.                                 17,900                    1,460
  Rite Aid Corp.                                      26,300                    1,458
- Kmart Corp.                                        104,000                    1,456
  Dominion Resources, Inc.                            38,150                    1,445
  MGIC Investment Corp.                               25,200                    1,444
- Digital Equipment Corp.                             33,300                    1,442
  The McGraw-Hill Cos.                                21,300                    1,442
  Lowe's Cos., Inc.                                   36,900                    1,434
  Sysco Corp.                                         38,800                    1,433
  Coastal Corp.                                       23,350                    1,430
  UNUM Corp.                                          31,200                    1,423
  SAFECO Corp.                                        26,900                    1,422
  The Limited, Inc.                                   57,895                    1,415
  PacifiCorp                                          63,000                    1,410
  Transamerica Corp.                                  14,100                    1,403
  Union Pacific Resources Group, Inc.                 53,422                    1,399
  ALLTEL Corp.                                        40,500                    1,397
  Tribune Co.                                         26,200                    1,397
  Interpublic Group of Cos., Inc.                     27,150                    1,393
  Green Tree Financial Corp.                          29,400                    1,382
  Cooper Industries, Inc.                             25,457                    1,376
  Burlington Resources, Inc.                          26,800                    1,375
  Newell Co.                                          34,000                    1,360
  Union Carbide Corp.                                 27,700                    1,349
  Baker Hughes, Inc.                                  30,800                    1,347
  Public Service Enterprise Group Inc.                52,100                    1,342
  Republic New York Corp.                             11,800                    1,341
  Rohm & Haas Co.                                     13,800                    1,324
- National Semiconductor Corp.                        31,600                    1,296
  H.F. Ahmanson & Co.                                 22,800                    1,295
- Thermo Electron Corp.                               32,000                    1,280
  Houston Industries, Inc.                            58,522                    1,273
  Entergy Corp.                                       48,800                    1,272
  Becton, Dickinson & Co.                             26,500                    1,269
  Crown Cork & Seal Co., Inc.                         27,400                    1,264
  Torchmark Corp.                                     32,000                    1,256
  VF Corp.                                            13,514                    1,252
  Champion International Corp.                        20,500                    1,249
- Clear Channel Communications                        19,200                    1,246
  Huntington Bancshares Inc.                          34,300                    1,235
  Amerada Hess Corp.                                  20,000                    1,234
  Fortune Brands, Inc.                                36,400                    1,226
  UST Inc.                                            40,100                    1,226
- KLA-Tencor Corp.                                    18,000                    1,215
  General Dynamics Corp.                              13,900                    1,211
  Consolidated Natural Gas Co.                        20,800                    1,210
  The Times Mirror Co. Class A                        21,900                    1,203
- Parametric Technology Corp.                         27,300                    1,203

-------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
                                                      SHARES                    (000)
-------------------------------------------------------------------------------------
  Freeport-McMoRan Copper & Gold Inc. Class B         41,700              $     1,201
  Jefferson-Pilot Corp.                               15,200                    1,201
  Genuine Parts Co.                                   38,850                    1,197
  R.R. Donnelley & Sons Co.                           32,700                    1,167
  Carolina Power & Light Co.                          32,400                    1,164
  Nordstrom, Inc.                                     18,300                    1,164
  International Flavors & Fragrances, Inc.            23,700                    1,161
  W.R. Grace & Co.                                    15,700                    1,156
  MBIA, Inc.                                           9,200                    1,154
  Winn-Dixie Stores, Inc.                             32,400                    1,148
- Mirage Resorts, Inc.                                38,100                    1,148
  Hercules, Inc.                                      22,800                    1,134
- Computer Sciences Corp.                             16,000                    1,132
  CINergy Corp.                                       33,718                    1,127
  Sherwin-Williams Co.                                38,000                    1,119
  Knight-Ridder, Inc.                                 20,400                    1,114
  PECO Energy Corp.                                   47,500                    1,113
  Reynolds Metals Co.                                 15,700                    1,112
  Dillard's Inc.                                      25,200                    1,104
  Golden West Financial Corp.                         12,300                    1,104
  Parker Hannifin Corp.                               24,525                    1,104
  Whirlpool Corp.                                     16,600                    1,101
  New York Times Co. Class A                          20,800                    1,092
  Phelps Dodge Corp.                                  14,000                    1,087
  Morton International, Inc.                          30,400                    1,079
  Unicom Corp.                                        46,000                    1,075
  Dana Corp.                                          21,700                    1,071
  Allegheny Teledyne Inc.                             37,110                    1,062
- Cabletron Systems, Inc.                             32,800                    1,050
  Eastman Chemical Co.                                16,750                    1,038
- Western Atlas, Inc.                                 11,800                    1,038
  The Dun & Bradstreet Corp.                          36,400                    1,033
  Case Corp.                                          15,500                    1,033
  Equifax, Inc.                                       32,400                    1,019
  Laidlaw, Inc.                                       68,100                    1,017
- Advanced Micro Devices, Inc.                        31,200                    1,016
- Owens-Illinois, Inc.                                29,700                    1,008
  W.W. Grainger, Inc.                                 11,300                    1,006
  TJX Cos., Inc.                                      32,800                    1,002
- Silicon Graphics, Inc.                              38,146                    1,001
  Central & South West Corp.                          44,900                      996
  Nucor Corp.                                         18,700                      985
  Southwest Airlines Co.                              30,800                      984
- LSI Logic Corp.                                     30,500                      980
  Placer Dome, Inc.                                   51,100                      977
  Dow Jones & Co., Inc.                               20,700                      968
- AutoZone Inc.                                       32,200                      966
  PACCAR, Inc.                                        17,340                      962
  Fluor Corp.                                         17,900                      960
  DTE Energy Co.                                      31,100                      947
  Sonat, Inc.                                         18,400                      936
  Anadarko Petroleum Corp.                            12,900                      926
  GPU Inc.                                            25,700                      922
  Johnson Controls, Inc.                              18,400                      912
  Baltimore Gas & Electric Co.                        32,750                      909
  Union Camp Corp.                                    14,700                      907
  Willamette Industries, Inc.                         23,600                      903
  Inco Ltd.                                           35,898                      900
  Avery Dennison Corp.                                22,400                      896
  Beneficial Corp.                                    11,700                      891
- ITT Industries, Inc.                                26,300                      873
  Circuit City Stores, Inc.                           21,500                      867
  The Stanley Works                                   20,000                      860
  Liz Claiborne, Inc.                                 15,600                      857
  H & R Block, Inc.                                   22,100                      854
  Tandy Corp.                                         25,064                      843
  Union Electric Co.                                  21,800                      838
  Apache Corp.                                        19,500                      836
  Columbia Gas Systems, Inc.                          11,800                      826
- Humana, Inc.                                        34,600                      824
  Countrywide Credit Industries, Inc.                 22,400                      816
  Rubbermaid, Inc.                                    31,900                      815
  Pennzoil Co.                                        10,200                      813
  Westvaco Corp.                                      22,500                      811
  Frontier Corp.                                      35,100                      807
  Harris Corp.                                        17,600                      805
  Raychem Corp.                                        9,500                      803
  The Mead Corp.                                      11,100                      802
  Maytag Corp.                                        23,500                      802
  Ashland, Inc.                                       14,700                      799
  Ohio Edison Co.                                     33,900                      795
  Providian Financial Corp.                           20,000                      794
  Temple-Inland Inc.                                  12,400                      794
  PP&L Resources Inc.                                 36,200                      792
  Black & Decker Corp.                                20,900                      779
  Hasbro, Inc.                                        27,600                      776
  Harcourt General, Inc.                              15,563                      771
  Adobe Systems, Inc.                                 15,300                      769
  Brunswick Corp.                                     21,500                      758
  Brown-Forman Corp. Class B                          15,200                      755
  Sigma-Aldrich Corp.                                 22,200                      730
  Northern States Power Co.                           14,600                      726
- FMC Corp.                                            8,100                      719
  Kerr-McGee Corp.                                    10,400                      716
  IKON Office Solutions                               27,900                      713
  Perkin-Elmer Corp.                                   9,700                      709
  Cummins Engine Co., Inc.                             9,000                      703
- US Airways Group Inc.                               16,900                      699
  Engelhard Corp.                                     32,250                      695
- St. Jude Medical, Inc.                              19,700                      691
  Ecolab, Inc.                                        14,200                      690
  Sun Co., Inc.                                       15,667                      686
- Novell, Inc.                                        75,300                      675
- DSC Communications Corp.                            25,000                      672
- Rowan Cos., Inc.                                    18,700                      666
  Great Lakes Chemical Corp.                          13,500                      666
  USX-U.S. Steel Group                                18,940                      658
- Woolworth Corp.                                     29,500                      653
  Snap-On Inc.                                        14,050                      647
- Ceridian Corp.                                      17,300                      640
  Whitman Corp.                                       23,300                      635
  Thomas & Betts Corp.                                11,600                      634
  Ryder System, Inc.                                  17,500                      629
  Pacific Enterprises                                 18,500                      627
  Nalco Chemical Co.                                  15,300                      613
  Biomet, Inc.                                        25,600                      613
  SuperValu Inc.                                      15,600                      612
  Deluxe Corp.                                        18,200                      611

-------------------------------------------------------------------------------------
                                                                               MARKET
                                                                               VALUE*
ASSET ALLOCATION FUND                                 SHARES                    (000)
-------------------------------------------------------------------------------------
  Wendy's International, Inc.                         28,600              $       608
  American Greetings Corp. Class A                    16,500                      606
- Reebok International Ltd.                           12,300                      599
- Apple Computer, Inc.                                27,600                      599
  USF&G Corp.                                         25,800                      592
- Unisys Corp.                                        38,200                      585
  Louisiana-Pacific Corp.                             23,200                      580
  Louisiana Land & Exploration Co.                     7,400                      580
  Armstrong World Industries Inc.                      8,600                      577
  Mallinckrodt, Inc.                                  15,900                      572
- Oryx Energy Co.                                     22,000                      560
  The Timken Co.                                      13,800                      553
  Pall Corp.                                          25,566                      551
- ALZA Corp.                                          18,400                      534
  Polaroid Corp.                                      10,362                      530
  Bausch & Lomb, Inc.                                 13,000                      526
  The BFGoodrich Co.                                  11,600                      525
  Tektronix, Inc.                                      7,700                      519
  Bemis Co., Inc.                                     11,600                      519
  Mercantile Stores Co., Inc.                          8,200                      516
  Allergan, Inc.                                      14,200                      514
- Harrah's Entertainment, Inc.                        22,700                      509
- Andrew Corp.                                        19,275                      504
  Cyprus Amax Minerals Co.                            20,711                      497
  Cooper Tire & Rubber Co.                            18,500                      491
  National Service Industries, Inc.                   11,000                      483
- Fruit of the Loom, Inc.                             17,100                      481
- NextLevel Systems, Inc.                             28,700                      481
  Homestake Mining Co.                                31,200                      478
  Caliber System Inc.                                  8,700                      472
  Autodesk, Inc.                                      10,400                      472
  Harnischfeger Industries Inc.                       11,000                      470
  Echlin, Inc.                                        13,300                      466
  General Signal Corp.                                10,700                      463
  Manor Care Inc.                                     13,900                      462
  U.S. Surgical Corp.                                 15,700                      458
- Navistar International Corp.                        16,580                      458
  Millipore Corp.                                      9,200                      452
  Boise Cascade Corp.                                 10,700                      450
  Helmerich & Payne, Inc.                              5,500                      440
  NICOR, Inc.                                         11,600                      435
  C.R. Bard, Inc.                                     12,800                      434
  McDermott International, Inc.                       11,900                      434
  Giant Food, Inc. Class A                            13,300                      433
  Crane Co.                                           10,225                      421
  Moore Corp. Ltd.                                    22,100                      420
  Darden Restaurants Inc.                             35,600                      412
  Meredith Corp.                                      12,400                      411
  Worthington Industries, Inc.                        20,150                      407
  Owens Corning                                       11,100                      405
  Centex Corp.                                         6,900                      403
- Beverly Enterprises, Inc.                           22,600                      393
  Alberto-Culver Co. Class B                          12,600                      383
  Foster Wheeler Corp.                                 8,700                      382
  Scientific-Atlanta, Inc.                            16,800                      380
  Tupperware Corp.                                    13,300                      374
  Pep Boys (Manny, Moe & Jack)                        13,700                      373
  Battle Mountain Gold Co. Class A                    51,400                      369
  King World Productions, Inc.                         8,300                      359
  Potlatch Corp.                                       6,500                      327
  Stone Container Corp.                               20,810                      324
  Adolph Coors Co. Class B                             8,400                      318
  Aeroquip-Vickers Inc.                                6,400                      314
  Briggs & Stratton Corp.                              6,300                      311
  Safety-Kleen Corp.                                  12,800                      306
- Niagara Mohawk Power Corp.                          31,900                      305
  ASARCO, Inc.                                         9,400                      301
  Peoples Energy Corp.                                 7,700                      290
  Great Atlantic & Pacific Tea Co., Inc.               8,500                      270
  Shared Medical Systems Corp.                         5,100                      270
  Russell Corp.                                        8,900                      262
  Fleetwood Enterprises, Inc.                          7,775                      261
  Jostens Inc.                                         9,600                      260
- Data General Corp.                                   9,500                      253
- Bethlehem Steel Corp.                               24,500                      253
  Longs Drug Stores, Inc.                              9,200                      246
  Ball Corp.                                           6,600                      230
  Pulte Corp.                                          5,900                      226
  Inland Steel Industries, Inc.                       10,100                      221
  Springs Industries Inc. Class A                      4,100                      215
  Cincinnati Milacron, Inc.                            7,800                      210
  EG&G, Inc.                                          10,100                      209
  ONEOK, Inc.                                          6,000                      196
  Echo Bay Mines Ltd.                                 30,800                      175
  Eastern Enterprises                                  4,500                      168
  Kaufman & Broad Home Corp.                           7,500                      163
  John H. Harland Co.                                  6,800                      157
  Fleming Cos., Inc.                                   8,300                      152
  Stride Rite Corp.                                   10,900                      148
- Charming Shoppes, Inc.                              23,000                      142
- Armco, Inc.                                         23,300                      140
  NACCO Industries, Inc. Class A                         860                      101
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $893,795)                                                           1,587,886
-------------------------------------------------------------------------------------
                                                        FACE
                                                      AMOUNT
                                                       (000)
-------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (48.1%)
-------------------------------------------------------------------------------------
U.S. Treasury Bonds
6.00%, 2/15/26                                       $90,500                   85,047
6.25%, 8/15/23                                        53,725                   52,198
6.50%, 11/15/26                                       43,500                   43,788
6.875%, 8/15/25                                       99,165                  104,278
7.125%, 2/15/23                                       48,405                   52,220
7.25%, 5/15/16                                        87,050                   94,610
7.25%, 8/15/22                                        21,500                   23,506
7.50%, 11/15/16                                       36,170                   40,263
7.50%, 11/15/24                                       29,190                   32,977
7.625%, 11/15/22                                      63,120                   71,965
7.625%, 2/15/25                                       56,550                   64,815
8.00%, 11/15/21                                       68,080                   80,521
8.125%, 8/15/19                                       58,610                   69,786
8.125%, 5/15/21                                       96,645                  115,624
8.125%, 8/15/21                                       44,860                   53,706
8.50%, 2/15/20                                        17,300                   21,392
8.75%, 5/15/17                                        23,500                   29,436
8.75%, 5/15/20                                        85,890                  108,836
8.75%, 8/15/20                                        65,330                   82,867

-------------------------------------------------------------------------------------
                                                        FACE                   MARKET
                                                      AMOUNT                   VALUE*
                                                       (000)                    (000)
-------------------------------------------------------------------------------------
8.875%, 8/15/17                                       35,340               $   44,809
8.875%, 2/15/19                                       39,995                   51,017
9.125%, 5/15/18                                       78,590                  102,206
9.25%, 2/15/16                                        17,575                   22,843
10.375%, 11/15/09                                     13,500                   16,666
10.375%, 11/15/12                                     54,100                   70,344
10.625%, 8/15/15                                      29,860                   43,072
11.25%, 2/15/15                                       21,770                   32,776
11.75%, 11/15/14                                      49,265                   71,520
12.00%, 8/15/13                                       39,070                   56,304
12.50%, 8/15/14                                        6,000                    9,043
12.75%, 11/15/10                                      15,140                   21,337
13.875%, 5/15/11                                      14,000                   21,030
14.00%, 11/15/11                                       5,400                    8,274
-------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (COST $1,727,246)                                                         1,799,076
-------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.7%)
-------------------------------------------------------------------------------------
U.S. TREASURY BILL
5.08%, 12/11/97 (1)                                   12,260                   12,142
COMMERCIAL PAPER
CIT Group Holdings
  5.48%, 12/15/97                                     39,000                   38,545
Ciesco LP
  5.52%, 12/2/97                                      25,000                   24,748
Ford Credit Europe PLC
  5.51%, 12/24/97                                     40,000                   39,478
General Electric Capital Corp.
  5.52%, 12/9/97                                      40,000                   39,572
International Business Machines Corp.
  5.49%, 12/15/97                                     25,000                   24,708
Procter & Gamble Co.
  5.47%, 12/22/97                                     20,000                   19,746
USAA Capital Corp.
  5.51%, 12/19/97                                     30,000                   29,633
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.05%, 10/1/97                                      95,077                   95,077
-------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $323,684)                                                             323,649
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.3%)
  (COST $2,944,725)                                                         3,710,611
-------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.7%)
-------------------------------------------------------------------------------------
Other Assets--Notes C and F                                                    40,793
Liabilities--Note F                                                           (13,011)
                                                                           ----------
                                                                               27,782
-------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------
Applicable to 173,602,641 outstanding
  $.001 par value shares
  (authorized 1,000,000,000 shares)                                        $3,738,393
=====================================================================================

NET ASSET VALUE PER SHARE                                                      $21.53
=====================================================================================

 * See Note A in Notes to Financial Statements.
** The combined market value of common stocks and S&P 500 Index futures contracts represents 50.5% of net assets. See Note E in Notes to Financial Statements.
 - Non-Income Producing Security.
(1)Security segregated as initial margin for open futures contracts.
ADR--American Depository Receipt.

-------------------------------------------------------------------------------------
AT SEPTEMBER 30, 1997, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------
                                                      AMOUNT                      PER
                                                       (000)                    SHARE
-------------------------------------------------------------------------------------
Paid in Capital                                   $2,758,849                   $15.89
Undistributed Net
  Investment Income                                   56,803                      .33
Accumulated Net
  Realized Gains                                     154,824                      .89
Unrealized Appreciation
  (Depreciation)--Note E
   Investment Securities                             765,886                     4.41
   Futures Contracts                                   2,031                      .01
-------------------------------------------------------------------------------------
NET ASSETS                                        $3,738,393                   $21.53
=====================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the Fund invested in futures contracts during the period, the results of these investments are shown separately.

------------------------------------------------------------------------------------------
                                                                     ASSET ALLOCATION FUND
                                                             YEAR ENDED SEPTEMBER 30, 1997
                                                                                     (000)
------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                                     $  23,860
   Interest                                                                        109,124
                                                                                 ---------
        Total Income                                                               132,984
                                                                                 ---------
EXPENSES
   Investment Advisory Fees--Note B
        Basic Fee                                                                    3,723
        Performance Adjustment                                                        (921)
   The Vanguard Group--Note C
        Management and Administrative                                               10,632
        Marketing and Distribution                                                     683
   Taxes (other than income taxes)                                                     217
   Custodian Fees                                                                      104
   Auditing Fees                                                                        20
   Shareholders' Reports                                                                77
   Annual Meeting and Proxy Costs                                                        9
   Directors' Fees and Expenses                                                          7
                                                                                 ---------
        Total Expenses                                                              14,551
------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                              118,433
------------------------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold                                                        9,657
   Futures Contracts                                                               171,257
------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                  180,914
------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                           482,050
   Futures Contracts                                                                (7,745)
------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                   474,305
------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $773,652
==========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------
                                                                              ASSET ALLOCATION FUND
                                                                             YEAR ENDED SEPTEMBER 30,
                                                                         -------------------------------
                                                                                1997               1996
                                                                                (000)              (000)
--------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                                 $   118,433       $     82,386
   Realized Net Gain                                                         180,914            130,567
   Change in Unrealized Appreciation (Depreciation)                          474,305             57,983
                                                                         -------------------------------
        Net Increase in Net Assets Resulting from Operations                 773,652            270,936
                                                                         -------------------------------
DISTRIBUTIONS
   Net Investment Income                                                    (101,081)           (68,953)
   Realized Capital Gain                                                    (137,804)           (59,350)
                                                                         -------------------------------
        Total Distributions                                                 (238,885)          (128,303)
                                                                         -------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                                  1,014,872            814,326
   Issued in Lieu of Cash Distributions                                      229,554            121,514
   Redeemed                                                                 (381,985)          (330,667)
                                                                         -------------------------------
        Net Increase from Capital Share Transactions                         862,441            605,173
--------------------------------------------------------------------------------------------------------
   Total Increase                                                          1,397,208            747,806
--------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                                       2,341,185          1,593,379
                                                                         -------------------------------
   End of Year                                                            $3,738,393         $2,341,185
========================================================================================================

(1) Shares Issued (Redeemed)
   Issued                                                                     52,552             46,473
   Issued in Lieu of Cash Distributions                                       12,599              7,051
   Redeemed                                                                  (19,710)           (18,936)
                                                                         -------------------------------
        Net Increase in Shares Outstanding                                    45,441             34,588
========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

        The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

------------------------------------------------------------------------------------------------------------------------
                                                                                   ASSET ALLOCATION FUND
                                                                                 YEAR ENDED SEPTEMBER 30,
                                                                  -------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                        1997        1996        1995        1994        1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $18.27      $17.03      $13.78      $15.08      $13.79
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                             .74         .69         .64         .52         .54
   Net Realized and Unrealized Gain (Loss) on Investments           4.29        1.82        3.18        (.81)       1.51
                                                                  -------------------------------------------------------
       Total from Investment Operations                             5.03        2.51        3.82        (.29)       2.05
                                                                  -------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                             (.72)       (.66)       (.57)       (.48)       (.59)
   Distributions from Realized Capital Gains                       (1.05)       (.61)         --        (.53)       (.17)
                                                                  -------------------------------------------------------
       Total Distributions                                         (1.77)      (1.27)       (.57)      (1.01)       (.76)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $21.53      $18.27      $17.03      $13.78      $15.08
=========================================================================================================================

TOTAL RETURN                                                      29.42%      15.27%      28.57%      -2.05%      15.41%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                             $3,738      $2,341      $1,593      $1,120      $1,003
   Ratio of Total Expenses to Average Net Assets                   0.49%       0.47%       0.49%       0.50%       0.49%
   Ratio of Net Investment Income to Average Net Assets            3.96%       4.17%       4.41%       3.68%       4.07%
   Portfolio Turnover Rate                                           10%         47%         34%         51%         31%
   Average Commission Rate Paid                                   $.0099      $.0160         N/A         N/A         N/A
-------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

       1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

       2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

       3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

       4. FUTURES: The Fund uses S&P 500 Index futures contracts, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The Fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The Fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

       Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

       5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

       6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Mellon Capital Management Corporation provides investment advisory services to the Fund for a fee calculated at an annual percentage rate of average net assets. Prior to April 1, 1997, the basic fee was subject to quarterly adjustments based on performance relative to the S&P 500 Index. Effective April 1, 1997, the basic fee is subject to quarterly adjustments based on performance relative to a combined index comprising the S&P 500 Index and the Lehman Long U.S. Treasury

Index. For the year ended September 30, 1997, the advisory fee represented an effective annual basic rate of 0.12% of the Fund's average net assets before a decrease of $921,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At September 30, 1997, the Fund had contributed capital of $251,000 to Vanguard (included in Other Assets), representing 1.3% of Vanguard's capitalization. The Fund's Directors and officers are also Directors and officers of Vanguard.

D. During the year ended September 30, 1997, the Fund purchased $378,838,000 of investment securities and sold $14,276,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,029,546,000 and $226,233,000, respectively.

E. At September 30, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $765,886,000, consisting of unrealized gains of $771,056,000 on securities that had risen in value since their purchase and $5,170,000 in unrealized losses on securities that had fallen in value since their purchase.

       At September 30, 1997, the aggregate settlement value of open futures contracts expiring in December 1997 and the related unrealized appreciation were:

---------------------------------------------------------------------------
                                                (000)
                         --------------------------------------------------
                                              AGGREGATE
                           NUMBER OF         SETTLEMENT       UNREALIZED
FUTURES CONTRACTS        LONG CONTRACTS         VALUE        APPRECIATION
---------------------------------------------------------------------------
S&P 500 Index                 629             $300,190          $2,031
---------------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gain for federal income tax purposes.

F. The market value of securities on loan to broker/dealers at September 30, 1997, was $136,714,000, for which the Fund had received as collateral cash of $1,554,000 and U.S. Treasury securities with a market value of $138,881,000. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and
Board of Directors of
Vanguard Asset Allocation Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Asset Allocation Fund (the "Fund") at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

October 31, 1997

SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR VANGUARD ASSET ALLOCATION FUND

This information for the fiscal year ended September 30, 1997, is included pursuant to provisions of the Internal Revenue Code.

       The Fund designates $101,732,000 as capital gain dividends (from net long-term capital gains), of which $9,736,000 was distributed to shareholders in December 1996. The balance of $91,996,000 , along with any additional gains realized through October 31, 1997, will be distributed in December 1997.

       For corporate shareholders, 12.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

----------------------------------------------------------------------
DIRECTORS AND OFFICERS
----------------------------------------------------------------------

JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of
American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel
Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

-------------------------------------------------------------------
OTHER FUND OFFICERS
-------------------------------------------------------------------

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group,
Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

------------------------------------------------------------------
OTHER VANGUARD OFFICERS
------------------------------------------------------------------

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

"Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

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BALANCED FUNDS
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INDEX FUNDS
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TAX-EXEMPT INCOME FUNDS
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Q780-9/97 - (C) 1997 Vanguard Marketing Corporation, Distributor